Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
Target Volatility Portfolio
September 30, 2022
VIPTV-NPRT3-1122
1.955030.109
Equity Funds - 37.1%
	Shares	Value ($)
Domestic Equity Funds - 27.8%
Fidelity Contrafund (a)(b)	215,383	2,754,749
Fidelity Equity-Income Fund (b)	31,187	1,830,079
Fidelity Hedged Equity Fund (b)	55,485	517,119
Fidelity Large Cap Value Enhanced Index Fund (a)(b)	295,977	3,951,291
Fidelity Low-Priced Stock Fund (b)	72,218	2,984,772
Fidelity U.S. Low Volatility Equity Fund (b)	265,739	2,492,630
Fidelity Value Discovery Fund (b)	46,379	1,452,582
VIP Stock Selector All Cap Portfolio Investor Class (b)	5,205,149	39,819,387
TOTAL DOMESTIC EQUITY FUNDS		55,802,609
International Equity Funds - 9.3%
Fidelity Canada Fund (b)	11,872	660,066
Fidelity Emerging Markets Fund (b)	287,224	8,343,848
Fidelity International Enhanced Index Fund (b)	217,494	1,779,100
Fidelity International Value Fund (b)	299,635	2,130,406
Fidelity Japan Smaller Companies Fund (a)(b)	109,390	1,329,093
Fidelity Overseas Fund (a)(b)	103,086	4,533,738
TOTAL INTERNATIONAL EQUITY FUNDS		18,776,251
TOTAL EQUITY FUNDS (Cost $87,346,577)		74,578,860

Fixed-Income Funds - 36.6%
	Shares	Value ($)
Fixed-Income Funds - 36.6%
Fidelity Inflation-Protected Bond Index Fund (a)(b)	491,815	4,736,174
Fidelity Long-Term Treasury Bond Index Fund (a)(b)	815,771	8,443,226
Fidelity Total Bond Fund (b)	3,979,541	36,770,958
Fidelity U.S. Bond Index Fund (a)(b)	2,352,774	23,715,958

TOTAL FIXED-INCOME FUNDS (Cost $83,295,898)		73,666,316

Money Market Funds - 26.0%
	Shares	Value ($)
Cash Equivalents - 8.8%
Fidelity Cash Central Fund 3.10% (c)	17,684,842	17,688,379
Fidelity Securities Lending Cash Central Fund 3.10% (c)(d)	0	0
TOTAL CASH EQUIVALENTS		17,688,379
Money Market Funds - 17.2%
Fidelity Investments Money Market Government Portfolio Institutional Class 2.78% (b)(e)	34,724,635	34,724,635
TOTAL MONEY MARKET FUNDS (Cost $52,413,014)		52,413,014

U.S. Treasury Obligations - 0.1%
	Principal Amount (f)	Value ($)
U.S. Treasury Bills, yield at date of purchase 1.87% to 3.16% 10/6/22 to 12/22/22 (g) (Cost $307,855)	310,000	307,866

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $223,363,344)	200,966,056
NET OTHER ASSETS (LIABILITIES) - 0.2%	486,779
NET ASSETS - 100.0%	201,452,835

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	58	Dec 2022	10,444,350	223,106	223,106
ICE E-mini MSCI EAFE Index Contracts (United States)	22	Dec 2022	1,826,660	3,141	3,141
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	82	Dec 2022	3,573,150	55,459	55,459

TOTAL FUTURES CONTRACTS					281,706
The notional amount of futures sold as a percentage of Net Assets is 7.9%

Legend

(a)	Non-income producing
(b)	Affiliated Fund
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.
(e)	The rate quoted is the annualized seven-day yield of the fund at period end.
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $307,866.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 3.10%	16,269,995	80,137,202	78,718,818	141,498	-	-	17,688,379	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	2,097,325	40,583,590	42,680,915	337	-	-	-	0.0%
Total	18,367,320	120,720,792	121,399,733	141,835	-	-	17,688,379

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	-	771,376	24,129	-	(1,197)	(85,984)	660,066
Fidelity Contrafund	5,935,286	114,617	1,540,386	67,634	(88,377)	(1,666,391)	2,754,749
Fidelity Emerging Markets Fund	-	11,261,990	1,416,818	-	(89,660)	(1,411,664)	8,343,848
Fidelity Equity-Income Fund	3,216,212	50,892	997,442	22,976	68,828	(508,411)	1,830,079
Fidelity Hedged Equity Fund	-	532,100	-	-	-	(14,981)	517,119
Fidelity Inflation-Protected Bond Index Fund	5,946,117	53,903	483,859	-	(10,518)	(769,469)	4,736,174
Fidelity International Enhanced Index Fund	7,396,024	47,431	4,422,395	-	182,513	(1,424,473)	1,779,100
Fidelity International Value Fund	6,215,449	52,352	3,133,399	-	181,340	(1,185,336)	2,130,406
Fidelity Investments Money Market Government Portfolio Institutional Class 2.78%	-	36,911,661	2,187,026	219,425	-	-	34,724,635
Fidelity Japan Smaller Companies Fund	2,096,904	-	312,100	-	(92,112)	(363,599)	1,329,093
Fidelity Large Cap Value Enhanced Index Fund	7,027,634	60,079	2,183,050	-	188,898	(1,142,270)	3,951,291
Fidelity Long-Term Treasury Bond Index Fund	7,249,063	5,143,161	801,271	170,012	(162,525)	(2,985,202)	8,443,226
Fidelity Low-Priced Stock Fund	5,349,057	275,067	1,634,238	230,325	(112,771)	(892,343)	2,984,772
Fidelity Overseas Fund	26,507,575	184,673	15,449,119	-	2,667,399	(9,376,790)	4,533,738
Fidelity Total Bond Fund	43,263,312	4,052,089	3,491,876	810,287	(141,705)	(6,910,862)	36,770,958
Fidelity U.S. Bond Index Fund	12,546,081	15,745,679	1,616,847	302,646	(81,314)	(2,877,641)	23,715,958
Fidelity U.S. Low Volatility Equity Fund	5,483,153	210,083	2,182,187	160,504	65,638	(1,084,057)	2,492,630
Fidelity Value Discovery Fund	2,521,999	87,880	787,873	66,256	166,074	(535,498)	1,452,582
VIP Stock Selector All Cap Portfolio Investor Class	83,129,938	626,714	26,125,734	(19)	(4,297,376)	(13,514,155)	39,819,387
	223,883,804	76,181,747	68,789,749	2,050,046	(1,556,865)	(46,749,126)	182,969,811

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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